UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
__________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 29, 2011

CARVER BANCORP, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	1-13007	13-3904174
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

75 West 125th Street, New York, NY	10027-4512
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (212) 360-8820

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

*    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

*    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

*    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

*    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01    Entry into a Material Definitive Agreement

Stock Purchase Agreements

On June 29, 2011, Carver Bancorp, Inc. (the “Company”), the holding company for Carver Federal Savings Bank (the “Bank”), entered into stock purchase agreements (the “Stock Purchase Agreements”) with several institutional investors (the “Investors”) pursuant to which the Investors agreed to purchase an aggregate of 55,000 shares of the Company's Mandatorily Convertible Non-Voting Participating Preferred Stock, Series C (the “Series C Preferred Stock”) for an aggregate purchase price of $55,000,000. The Stock Purchase Agreements contained representations and warranties by the Company and customary indemnification provisions.

The closing of the sale of the Series C Preferred Stock was subject to a number of conditions, including the execution of Stock Purchase Agreements with Investors for a total of 55,000 shares of Series C Preferred Stock; the execution by all Investors and the Company of a stockholder rights agreement; the filing of a certificate of designations setting forth the rights and preferences of the Series C Preferred Stock with the Secretary of State of the State of Delaware; there being no changes to the Cease and Desist Orders, dated February 7, 2011, between each of the Company and the Bank and the Office of Thrift Supervision; the execution of an agreement between the Company and the United States Department of the Treasury (the “U.S. Treasury”) pursuant to which the U.S. Treasury agreed to exchange all of the shares of the Company's Fixed Rate Cumulative Perpetual Preferred Stock, Series B (the “TARP Preferred Stock”), which was issued to the U.S. Treasury in connection with the Company's participation in the Community Development Capital Initiative, for shares of the Company's common stock; the written confirmation from the Board of Governors of the Federal Reserve that certain of the Investors would not be deemed to have acquired a controlling interest in the Company after their purchase of the Series C Preferred Stock; the Company having a Tier 1 (Core) Capital Ratio of at least 9.0% and a Total Risk-Based Capital Ratio of at least 13.0%, after the receipt of proceeds; and the Bank satisfying the regulatory requirements for being “well-capitalized” after contribution of proceeds by the Company. All conditions were met on June 29, 2011.

The terms of the Stock Purchase Agreements require the Company to call a meeting of its stockholders not more than 120 days following the closing to approve certain proposals related to the terms of the Series C Preferred Stock, including an increase in the number of shares of authorized common stock, the conversion of the Series C Preferred Stock, the exchange of the TARP Preferred Stock for common stock, and an amendment of the Company's certificate of incorporation that would permit the U.S. Treasury to vote shares of common stock that it holds, in excess of 9.9% of the Company's outstanding common stock (the “Stockholder Approval”). If the Stockholder Approval is not received at this meeting, the Company is required to call subsequent meetings every four months until such time as the Stockholder Approval is received. The terms of the Stock Purchase Agreements also require the Company to use a portion of the net proceeds from the sale of the Series C Preferred Stock to pay all accrued an unpaid interest on its junior subordinated debentures with respect to which the Company has previously deferred interest payments, to pay all accrued an unpaid dividends on the TARP Preferred Stock, and to make all interest payments on such junior subordinated debentures and all dividend payments on the TARP Preferred Stock until the Stockholder Approval is received.

The foregoing description of the Stock Purchase Agreements is a summary, does not purport to be complete, and is qualified in its entirety by reference to the form of stock purchase agreement filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated by reference into this Item 1.01.

Certificate of Designations

In connection with the Stock Purchase Agreements, on June 29, 2011, the Company filed a Certificate of Designations with the Secretary of State of the State of Delaware. The Certificate of Designations authorizes 55,000 shares of Series C Preferred Stock and 55,000 shares of Convertible Non-Cumulative Non-Voting Participating Preferred Stock, Series D (the “Series D Preferred Stock”).

The Certificate of Designations provides that the Series C Preferred Stock shall automatically convert, on the third business day following receipt of the Stockholder Approval or following the occurrence of certain other events, into (i) the maximum number of shares of the Company's common stock as would not cause the holder of the shares of Series C Preferred Stock, together with its affiliates and any person to whom such holder has transferred shares of Series C Preferred Stock, to own or control more than 4.9% of any class of voting stock of the Company, and (ii) a number of shares of Series D Preferred Stock equal to the number of shares of Series C Preferred Stock that do not convert into shares of Common Stock. The Series D Preferred Stock shall automatically convert into shares of common stock only upon certain transfers to third parties that comply with applicable regulations and guidance of the Board of Governors of the Federal Reserve. The conversion price of the Series C Preferred Stock and the Series D Preferred Stock is $0.5451, and is subject to customary anti-dilution adjustments. Neither class of Preferred Stock is convertible at the option of the holders.

The Series C Preferred Stock has a liquidation preference of $1,000 per share, and the Series D Preferred Stock has a liquidation preference of $0.01 per share. The holders of the Series C Preferred Stock are entitled to receive dividends, on an as-converted basis, prior to the payment of any dividends on the common stock. In addition, if the Stockholder Approval is not received within 120 days of the purchase of the Series C Preferred Stock, the Series C Preferred Stock shall accrue cumulative dividends equal to 12.0% per year until such time as the Stockholder Approval is received, which dividend is required to be paid prior to any dividends on the common stock. The holders of the Series D Preferred Stock are entitled to receive dividends, on an as-converted basis, simultaneously to the payment of any dividends on the common stock.

The Company may not redeem either the Series C Preferred Stock or the Series D Preferred Stock prior to June 28, 2013. After June 28, 2013, the Company may redeem the Series C Preferred Stock or the Series D Preferred Stock at a redemption price of $1,000 per share plus accrued and unpaid dividends, subject to regulatory approval. All redemption must be on a pro rata basis, and must not cause any holder of Series C Preferred Stock or Series D Preferred Stock to exceed certain ownership limitations. The holders of Series C Preferred Stock and the Series D Preferred Stock are generally not entitled to vote, except in limited circumstances. Until the first stockholder meeting at which the Stockholder Approval is sought, the Series C Preferred Stock is transferable only to another Investor or an affiliate of any Investor. If the Stockholder Approval is not received at such meeting, and the Series C Preferred Stock does not convert, the Series C Preferred Stock is freely transferable, subject to applicable regulations. The Series D Preferred Stock is freely transferable, subject to certain rights of first refusal held by the Company.

The foregoing description of the rights and preferences of the Series C Preferred Stock and the Series D Preferred Stock is a summary, does not purport to be complete, and is qualified in its entirety by reference to the Certificate of Designations filed as Exhibit 3.1 to this Current Report on Form 8-K and incorporated by reference into this Item 1.01.

Stockholder Rights Agreement

On June 29, 2011, in connection with the Stock Purchase Agreements, the Company and each of the Investors entered into a stockholder rights agreement setting forth certain rights of the Investors (the

“Stockholder Rights Agreement”).

The Stockholder Rights Agreement provides that the Company shall, within 90 days, file a registration statement covering the resale of all of the Series D Preferred Stock and the shares of common stock issuable upon conversion of the Series C Preferred Stock and the Series D Preferred Stock (the “Registrable Securities”). If the Company fails to or is unable to file such registration statement, then holders of not less than 15% of the outstanding Registrable Securities may require the Company to file a registration statement with respect to such holders' securities. In addition, if the Company files any registration statement other than as required under the Stockholder Rights Agreement, the holders of the Registrable Securities have the right to include their Registrable Securities in such registration statement. Finally, the U.S. Treasury also has the right to include any shares of TARP Preferred Stock or shares of common stock received in exchange for the TARP Preferred Stock in any registration statement filed by the Company. In the event that an underwriter advises the Company that it is necessary to reduce the number of securities included in any registered offering, the securities shall be included in the following order of priority: first, shares held by the U.S. Treasury; second, shares being issued by the Company; third, Registrable Securities; and fourth, and other securities proposed to be included in the registration statement.

In the event of a proposed transfer of Series D Preferred Stock by a holder, the Stockholder Rights Agreement provides that the Company shall have a right of first refusal to purchase any such shares of Series D Preferred Stock, subject to certain exceptions.

The foregoing description of the Stockholder Rights Agreement is a summary, does not purport to be complete, and is qualified in its entirety by reference to the form of Stockholder Rights Agreement filed as Exhibit 10.2 to this Current Report on Form 8-K and incorporated by reference into this Item 1.01.

U.S. Treasury Exchange Agreement

On June 29, 2011, the Company entered into an Exchange Agreement (“Exchange Agreement”) with the U.S. Treasury, pursuant to which the U.S. Treasury agreed to exchange 18,980 TARP Preferred Shares that it currently holds for shares of common stock at the same conversion price that applies to the conversion of the Series C Preferred Stock (the “Exchange”). The Exchange will occur simultaneously with the conversion of the Series C Preferred Stock, and is subject to a number of conditions, including receipt of the Stockholder Approval; the filing by the Company of a Certificate of Amendment to its Certificate of Incorporation and the receipt of waivers from the relevant directors, officers and employees of the Company of any claim against the U.S. Treasury or the Company for any changes to such person's compensation or benefits that required to comply with the regulation issued by the Treasury under the Emergency Economic Stabilization Act of 2008 (as amended, “EESA”), and acknowledging that applicable regulations may require modification of the compensation, bonus, incentive and other benefit plans, arrangements and policies and agreements (including so-called “golden parachute” agreements) (collectively, “Benefit Plans”) as they relate to the period the U.S. Treasury holds any equity or debt securities of the Company acquired through the Community Development Capital Initiative or any other economic stabilization program implemented by the U.S. Treasury. The Company previously effected changes to its Benefits Plans necessary to comply with the executive compensation provisions of the EESA.

The Exchange Agreement grants the U.S. Treasury the right to include the shares of TARP Preferred Stock and shares of common stock receive pursuant to the Exchange Agreement in any registration statement filed by the Company, including with respect to registration of securities held by other selling stockholders. In the event that an underwriter advises the Company that it is necessary to reduce the number of securities included in any registered offering, the securities shall be included in the following order of priority: first, shares of TARP Preferred Stock or common stock held by the U.S. Treasury; second, shares being issued by the Company; third, shares of TARP Preferred Stock or common stock held by any person to whom the U.S. Treasury has transferred such securities; and fourth, and other securities proposed to be included in the registration statement.

In addition, the Exchange Agreement provides that, prior to the earlier of January 16, 2012 or such time as the U.S. Treasury ceases to own any equity securities of the Company or any affiliate of the Company, the consent of the U.S. Treasury will be required for the Company to (i) declare or pay any dividend or make any distribution on its common stock (other than regular quarterly cash dividends of not more than its most recent last quarterly dividend declared (which was $0.10 per share), dividends payable solely in shares of common stock, and dividends or distributions in connection with a stockholder rights plan) or (ii) redeem, purchase or acquire any shares of its common stock or other equity or capital securities, other than in connection with benefit plans consistent with past practice and certain other circumstances specified in the Exchange Agreement.

The rights and preferences of the TARP Preferred Stock, and the terms and conditions of the Letter Agreement (including the Exchange Agreement - Standard Terms), dated August 27, 2010, by and between the Company and the U.S. Treasury pursuant to which the Company issued the TARP Preferred Stock to the U.S. Treasury, shall remain in full force and effect until the TARP Preferred Stock is exchanged for shares of common stock.

The foregoing description of the Exchange Agreement is a summary, does not purport to be complete, and is qualified in its entirety by reference to the Exchange Agreement filed as Exhibit 10.3 to this Current Report on Form 8-K and incorporated by reference into this Item 1.01.

Item 3.02.    Unregistered sales of equity securities

On June 29, 2011, the Company issued 55,000 shares of Series C Preferred Stock to the Investors pursuant to the Stock Purchase Agreements for an aggregate purchase price of $55,000,000. The information set forth under “Item 1.01 Entry into a Material Definitive Agreement - Stock Purchase Agreement” is incorporated herein by reference thereto.

Item 3.03.    Material modification to rights of security holders

Under the Certificate of Designations, the Company's ability to declare or pay dividends or repurchase its common stock or other equity or capital securities will be subject to restrictions in the event that it fails to declare and pay (or set aside for payment) full dividends on the Series C Preferred Stock or the Series D Preferred Stock.

In addition, pursuant to the Exchange Agreement, prior to the earlier of January 16, 2012 or such time as the U.S. Treasury ceases to own any equity securities of the Company or any affiliate of the Company, the consent of the Treasury will be required for the Company to (i) declare or pay any dividend or make any distribution on its common stock (other than regular quarterly cash dividends of not more than its most recent last quarterly dividend declared, dividends payable solely in shares of common stock, and dividends or distributions in connection with a stockholder rights plan) or (ii) redeem, purchase or acquire any shares of its common stock or other equity or capital securities, other than in connection with benefit plans consistent with past practice and certain other circumstances specified in the Exchange Agreement.

A copy of the Certificate of Designations is included as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated by reference into this Item 3.03. A copy of the Exchange Agreement is included as Exhibit 10.3 to this Current Report on Form 8-K and is incorporated by reference into this Item 3.03.

Item 5.02.    Departure of directors or certain officers; election of directors; appointment of certain officers; compensatory arrangements of certain officers

The information concerning executive compensation set forth under “Item 1.01 Entry into a Material Definitive Agreement - U.S. Treasury Exchange Agreement” is incorporated herein by reference thereto.

Item 5.03.    Amendment to articles of incorporation or bylaws; change in fiscal year

On June 29, 2011, the Company filed with the Secretary of State of the State of Delaware, a Certificate of Designations establishing the terms of the Series C Preferred Stock and the Series D Preferred Stock.  The information set forth under “Item 1.01 Entry into a Material Definitive Agreement - Certificate of Designations” is incorporated herein by reference thereto. A copy of the Certificate of Designations is included as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated by reference into this Item 5.03.

Item 8.01    Other Events

On June 29, 2011, the Company issued a press release announcing the entry into the Stock Purchase Agreements, the Stockholder Rights Agreement and the Exchange Agreement, and the closing of the recapitalization transaction.  A copy of this press release is furnished as Exhibit 99.1 to the Current Report on Form 8-K.  The information in this press release shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except as shall be expressly set forth by specific reference.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

3.1	Certificate of Designations for the Mandatorily Convertible Non-Voting Participating Preferred Stock,
Series C and the Convertible Non-Cumulative Non-Voting Participating Preferred Stock, Series D.
10.1	Form of Stock Purchase Agreement.
10.2	Form of Stockholder Rights Agreement.
10.3	Exchange Agreement, dated June 29, 2011, between Carver Bancorp, Inc. and the United States
Department of the Treasury, with respect to the exchange of the Series B Fixed Rate Cumulative Perpetual Preferred Stock for shares of common stock.
99.1	Press release dated June 29, 2011.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized.

CARVER BANCORP, INC.
DATE: July 6, 2011	By:	/s/ Mark A. Ricca
Mark A. Ricca
Executive Vice President and Chief Risk Officer and General Counsel